UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2006

FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-23976	54-1232965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 West King Street
Strasburg, Virginia	22657
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 465-9121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

First National Corporation (the Company) regretfully reports that Noel M. Borden, Chairman of the Board of Directors of the Company and Chairman of the Board of First Bank (the Bank), the Company’s wholly owned subsidiary, passed away on August 13, 2006. Mr. Borden had served as Chairman of the Board of the Company and Chairman of the Board of the Bank since 1986 and had served as a director since 1962.

Douglas C. Arthur, the current Vice Chairman and Secretary of the Board of the Company and of the Bank, will temporarily assume the role as Chairman of the Board of the Company and of the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION

(Registrant)

Date: August 17, 2006	By: /s/Harry S. Smith

Harry S. Smith

President and Chief Executive Officer